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                     W.P. STEWART & CO. GROWTH FUND, INC.

                     Supplement Dated December 13, 1999 to
                        Prospectus Dated April 30, 1999


        The following information should be added to the Prospectus under the heading "Purchase of Shares." (Capitalized terms have the same meaning as defined in the Prospectus.)

                The Adviser may pay out of its own resources brokers and other persons who sell shares of the Fund.